SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ---------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 14, 2001


                          NEWMONT MINING CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                 1-1153                                13-2526632
         (Commission File No.)              (IRS Employer Identification No.)

                               1700 Lincoln Street
                             Denver, Colorado 80203
          (Address of principal executive offices, including ZIP code)



                                 (303) 863-7414
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

            Newmont Mining Corporation hereby amends and restates Item 5 of its Current Report on Form 8-K dated November 14, 2001, filed with the Securities and Exchange Commission on November 14, 2001, in its entirety as set forth below.

Item 5.  Other Events.

Certain Information Concerning Participants

            Newmont Mining Corporation, a Delaware corporation ("Newmont"), and certain other persons named below may be deemed to be participants in the solicitation of proxies of Newmont's stockholders in connection with Newmont's transactions with Franco-Nevada Mining Corporation Limited, a Canadian corporation, and Normandy Mining Limited, an Australian corporation, announced on November 14, 2001.

            The participants in the solicitation may include the directors of
Newmont: Glen A. Barton, Vincent A. Calarco, Ronald C. Cambre (Chairman), James
T. Curry, Jr., Joseph P. Flannery, Leo I. Higdon, Jr., Robert J. Miller, Wayne
M. Murdy, Robin A. Plumbridge, Moeen A. Qureshi, Michael K. Reilly and James V. Taranik; the following executive officers of Newmont: Wayne W. Murdy (President and Chief Executive Officer), John A.S. Dow (Executive Vice President), David H. Francisco (Executive Vice President), Bruce D. Hansen (Senior Vice President and Chief Financial Officer), Lawrence T. Kurlander (Senior Vice President and Chief Administrator Officer), W. James Mullin (Senior Vice President), Britt D. Banks (Vice President, General Counsel and Secretary), Donald G. Karras (Vice President) and Linda K. Wheeler (Vice President and Controller); and the following other employees of Newmont: W. Durand Eppler (Vice President), Wendy Yang (Director of Investor Relations) and Doug Hock (Director of Public Affairs and Communications). As of the date of this communication, none of the foregoing participants individually beneficially owns in excess of 1% of Newmont's common stock, or in the aggregate in excess of 2.5% of Newmont's common stock.

            Except as disclosed above, to the knowledge of Newmont, none of the directors, executive officers or other employees of Newmont named above has any interest, direct or indirect, by security holding or otherwise in Newmont.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November 16, 2001

                                    NEWMONT MINING CORPORATION



                                    By:  /s/ Britt D. Banks
                                         -------------------------------------
                                         Name:  Britt D. Banks
                                         Title: Vice President, General
                                                Counsel and Secretary